Supplement Dated January 29, 2013 to the Prospectus

Effective immediately, the below changes are made to your prospectus:

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

The Hartford Funds Management Company, LLC (“HFMC”) will replace HL Investment Advisors, LLC (“HL Advisors”) as the Funds’ Investment Advisor. Under the “The Funds” section of the prospectus, HL Advisors is deleted from the table and replaced with HFMC for the following funds:

Hartford Balanced HLS Fund	Hartford International Opportunities Fund
Hartford Capital Appreciation HLS Fund	Hartford MidCap Value HLS Fund
Hartford Disciplined Equity HLS Fund	Hartford Money Market HLS Fund
Hartford Dividend and Growth HLS Fund	Hartford SmallCap Growth HLS Fund
Hartford Global Growth HLS Fund	Hartford Small/Mid Cap Equity HLS Fund
Hartford Growth HLS Fund	Hartford Stock HLS Fund
Hartford Growth Opportunities HLS Fund	Hartford Total Return Bond HLS Fund
Hartford High Yield HLS Fund	Hartford U.S. Government Securities Fund
Hartford Index HLS Fund	Hartford Value HLS Fund

This supplement should be retained with the Prospectus for future reference.

HV-7603-13